Exhibit 10.12

Fidelity Private Credit Fund Subscription Agreement – FI

1 | Your Investment

Investment Amount	$

Share Class (Must select one)

☐ Class S	☐ Class D	☐ Class I
$2,500 minimum initial investment	$2,500 minimum initial investment	$25,000 minimum initial investment for qualifying investors (otherwise $1,000,000 minimum initial investment).[1]

2 | Form of Ownership

Individual / Joint Accounts	Retirement Accounts	Entity Accounts
☐ Individual	☐ IRA	☐ Trust
☐ Joint Tenant with Rights of Survivorship	☐ Roth IRA	☐ C Corporation
☐ Tenants in Common	☐ SEP IRA	☐ S Corporation
☐ Community Property	☐ Rollover IRA	☐ Partnership
☐ Uniform Gift / Transfer to Minors	☐ Inherited IRA	☐ Limited Liability Corporation
☐ State:	☐ Other:

Brokerage Account Number:	Custodian Account Number:	Brokerage Account Number:

The Fund maintains two subscription agreements: One for certain institutional investors or investors subscribing through participating intermediaries with whom the Managing Dealer has entered into a Selected Intermediary Agreement and one for investors subscribing through the Fidelity Brokerage Services LLC platform. Please consult your financial intermediary for information on the subscription agreement applicable to you.

_________________________

1 The Fund waives or reduces to $25,000 or less Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to the prospectus. The foregoing categories of investors who are granted waivers or reductions by the Fund from the Class I investment minimums include investors described in the foregoing who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable and the prospectus.

3 | Custodian Information

If applicable, please provide the following information:2

Custodian Name:

Custodian Tax ID:

Custodian’s W9 Form

Please print, sign, and scan this page if applicable.

See Appendix A for supplemental documents requirements by investor type.

X
Custodian Signature / Stamp

__________________________

2This section is applicable to investors that are investing through a third-party intermediary.

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4 | Investor Information

The information provided in this section must be compliant with IRS Form W-9 and related instructions (see www.irs.gov for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).

The Fund is closed to investors from the State of Washington.

1.
Primary Account Holder / Minor (if Uniform Gift / Transfer to Minors Account) / Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen (A completed applicable Form W-8 is required for subscription)

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required):

☐ Fidelity Officer or Director/Trustee3 ☐ Fidelity Employee4 ☐ Fidelity Fund Officer or Director/Trustee5
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable

2.
Joint Account Holder / Custodian (if Uniform Gift / Transfer to Minors Account) / Co-Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

___________________________

3 “Fidelity Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of Fidelity, or any other officer of Fidelity customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

4 “Fidelity Employee” includes any employee of Fidelity.

5 “Fidelity Fund Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of a Fidelity registered investment company, business development company, or privately offered investment vehicle, or any other officer customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

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Country of Citizenship if non-U.S. Citizen (A completed applicable Form W-8 is required for subscription)

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required):

☐ Fidelity Officer or Director/Trustee ☐ Fidelity Employee ☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable

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3.
Joint Account Holder / Co-Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen (A completed applicable Form W-8 is required for subscription)

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required):

☐ Fidelity Officer or Director/Trustee ☐ Fidelity Employee ☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable

4.
Additional Information (Entities Only)

Entity Name

Tax ID Number Date of Formation (mm/dd/yyyy)

Legal Street Address City State Zip

Country of Domicile (Form W-8 required for non-U.S.)

Email Address

Exemptions per Form W-9 (see Form W-9 instructions at www.irs.gov)

Exemptions for FATCA Reporting Code (if any)

Please indicate if you are a:

☐ Pension Plan ☐ Profit Sharing Plan ☐ Not-for-Profit Organization

☐ Fidelity Affiliate ☐ Fidelity Fund ☐ Non-Fidelity Fund

Additional Information For Non-Fidelity Funds Only

a.
Are you an investment company registered under the Investment Company Act of 1940 (1940 Act) or have you elected to be regulated as a business development company under the 1940 Act?

☐ Yes ☐ No

(1)
If you responded yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A) or Section 12(d)(1)(C) of the 1940 Act?

Fidelity Private Credit Fund | Subscription Agreement	5

☐ Yes ☐ No

(2)
If you responded yes to Question 4(a)(1), will your subscription be in reliance on Section 12(d)(1)(F) of the 1940 Act?

☐ Yes ☐ No

If you responded no to Question 4(a)(2), please contact FoFCoE@fmr.com to obtain an Investment Agreement to invest pursuant to Rule 12d1-4 under the 1940 Act.

Please provide your adviser and sub-adviser (if applicable):

Adviser:_________________________________________________________________

Sub-Adviser (if applicable):__________________________________________________

b.
Are you a private fund that is not registered under the Investment Company Act in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes ☐ No

If you responded yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A)(i) of the 1940 Act?

☐ Yes ☐ No

5 |	Transfer on Death Beneficiary Information (Optional for Individual / Joint Accounts)

Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

					☐	Primary
First Name	MI	Last Name	SSN	Date of Birth	☐	Secondary %
					☐	Primary
First Name	MI	Last Name	SSN	Date of Birth	☐	Secondary %
					☐	Primary
First Name	MI	Last Name	SSN	Date of Birth	☐	Secondary %

Fidelity Private Credit Fund | Subscription Agreement	6

6 | ERISA Plan Assets Regulation

Are you a “benefit plan investor”6 within the meaning of the Plan Assets Regulation7 or will you use the assets of a “benefit plan investor” to invest in Fidelity Private Credit Fund?

☐ Yes ☐ No

7 | Distribution Instructions

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, or VERMONT.

If you are a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, or Vermont, you have the option to enroll in the Distribution Reinvestment Plan.

☐I want to opt out of the Distribution Reinvestment Plan. Note: if you elect to opt out of the DRIP plan, your distributions will go back into the account you selected in which to hold this investment.
☐I want to enroll in the Distribution Reinvestment Plan. Note: if you do not elect to enroll in the DRIP plan, your distributions will go back into the account you selected in which to hold this investment.

If you are NOT a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan.

8 | Investment Funding Method

☐	By Wire: Please wire funds according to the instructions below

____________________________

6 The term “benefit plan investor” includes, for example: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans”described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for example, an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for example, a master trust or a plan assets fund) under ERISA or the Plan Assets Regulation.

7 “Plan Assets Regulation” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

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9 | Electronic Delivery Consent

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fidelity Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below.

By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

In order to consent to e-delivery, each account holder must initial the representation below:

	Primary Investor	Co-Investor	Co- Investor
I (we) consent to e-delivery.

10 | Subscriber Representations and Signatures

Fidelity Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Fidelity Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

In order to induce Fidelity Private Credit Fund to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must initial representations 1 – 9, to the extent applicable):

Primary Investor	Co-Investor	Co-Investor
1.
I (we) understand that the subscription request submitted will not be accepted fewer than 5 days after I/we have received the prospectus (as amended or supplemented) for the Fidelity Private Credit Fund.

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2.
I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.[8]

3.
In addition to the general suitability requirements described above, I/we meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.

4. I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
5.
I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

6. I have received notice that Fidelity Private Credit Fund may enter into transactions with Fidelity affiliates that involve conflicts of interest as described in the prospectus.
7.
I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available on our website within 20 business days of the last day of each month.

8.
I acknowledge that my subscription request will not be accepted any earlier than five business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted, and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent or my financial intermediary.

9.
I acknowledge that the Subscriber: (i)(A) is not an “investment company” under the 1940 Act; (B) has not elected to be regulated as a “business development company” under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder; or (ii) is permitted to acquire the shares consistent with the applicable provisions of Section 12 of the 1940 Act or the rules thereunder, including pursuant to Rule 12d1-4 under the 1940 Act.

10. I certify that I am not a resident of the state of Washington.

8. In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

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11.
If you live in any of the following states, please read the following carefully and check the appropriate box: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

If I am an Alabama resident, I have a liquid net worth of at least 10 times my investment in Fidelity
Private Credit Fund and its affiliates.	☐Yes No
If I am a California resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund and have either (a) a liquid net worth of $350,000 and annual gross income of
$65,000 or (b) a liquid net worth of $500,000.	☐ Yes No

If I am an Idaho resident, I have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, my total investment in Fidelity Private

Credit Fund shall not exceed 10% of my liquid net worth.	☐ Yes No

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in Fidelity Private Credit Fund and in the securities of other non-traded business development companies (“BDCs”) to 10% of my liquid net worth (liquid net worth should be determined as that portion of net

worth that consists of cash, cash equivalents and readily marketable securities).	☐ Yes No

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and

readily marketable securities, as determined in conformity with GAAP.	☐ Yes No

If I am a Kentucky resident, my investment in Fidelity Private Credit Fund or its affiliates may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth that is

comprised of cash, cash equivalents and readily marketable securities.	☐ Yes No

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net

worth that consists of cash, cash equivalents and readily marketable securities.	☐ Yes ☐ No
If I am a Massachusetts resident, my investment in Fidelity Private Credit Fund, non-traded real estate investment trusts, and in other illiquid direct participation programs, may not exceed 10% of
my liquid net worth.	☐ Yes ☐ No
If I am (we are) a Missouri resident, no more than ten percent (10%) of my (our) liquid net worth
shall be invested in securities being registered in this offering.	☐ Yes ☐ No

If I am a Nebraska resident, my aggregate investment in Fidelity Private Credit Fund and the securities of other business development companies may not exceed 10% of my net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended

(the “Securities Act”), are not subject to the foregoing investment concentration limit.	☐ Yes ☐ No

If am a New Jersey resident, I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in Fidelity Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private

Fidelity Private Credit Fund | Subscription Agreement	10

offerings) may not exceed ten percent (10%) of my liquid net worth.	☐ Yes ☐ No

If I am a New Mexico resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily

marketable securities.	☐ Yes ☐ No
If I am a North Dakota resident, I have a net worth of at least ten times my investment in Fidelity
Private Credit Fund.	☐ Yes ☐ No

If I am an Ohio resident, my investment in Fidelity Private Credit Fund, its affiliates, and in any other non-traded BDC, may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles,

minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.	☐ Yes ☐ No
If I am an Oklahoma resident, my investment in Fidelity Private Credit Fund may not exceed 10% of
my liquid net worth.	☐ Yes ☐ No
If I am an Oregon resident, my investment in Fidelity Private Credit Fund and its affiliates may not exceed 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of
the investor’s home, home furnishings and automobile.	☐ Yes ☐ No
If I am a Pennsylvania resident, my investment in Fidelity Private Credit Fund may not exceed 10%
of my liquid net worth.	☐ Yes ☐ No

If I am Puerto Rico resident, my investment in Fidelity Private Credit Fund, its affiliates, and other non-traded business development companies, may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash

equivalents and readily marketable securities.	☐ Yes ☐ No
If I am a Tennessee resident, I have a liquid net worth of at least ten times my investment in Fidelity
Private Credit Fund.	☐ Yes ☐ No

If I am a Vermont resident and am not an “accredited investor” as defined in 17 C.F.R. § 230.501, my investment in this offering may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or

automobiles) minus total liabilities.	☐ Yes ☐ No

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Fidelity Private Credit Fund. I acknowledge that the Broker / Financial Advisor indicated in Section 11 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Fidelity Private Credit Fund Investor Relations at the number indicated below at any time by contacting the transfer agent at alternatives@fmr.com.

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Each Account Holder / Trustee / Authorized Signatory must sign below. Please print, sign, and scan this page if applicable.
(Custodians must sign in Section 3 on a custodial account)

X	X
Owner or Authorized Person Signature	Date (mm/dd/yyyy)

X	X
Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

X	X
Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

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11 | Broker / Financial Advisor Information and Signature

The Financial Representative or Investment Advisor must sign below to complete the order.

Broker	Financial Advisor Name

Advisor Mailing Address

City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number

Central Registration Depository (CRD) number

Operations Contact Name	Operations Contact Email Address

In all cases where sales of securities are made through an intermediary, Section 11 must be completed.

The Financial Representative hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence. The Investment Advisor represents that it is an investment advisor registered under the Investment Advisers Act of 1940 or the applicable division in each state in which such Investment Advisor or its activities require registration. The undersigned confirm(s), with respect to this investor in the Fidelity Private Credit Fund, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is in the best interest of such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Financial Representative or Investment Advisor listed in Section 11 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws and the rules promulgated thereunder.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

Please print, sign, and scan this page if applicable.

X
Financial Representative / Investment Advisor Signature	Date (mm/dd/yyyy)

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12 |Other Important Information

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Fidelity Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 10 above, they are asked to promptly notify Fidelity Private Credit Fund and the Broker in writing. The Broker may notify Fidelity Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 10 above, and Fidelity Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Fidelity Private Credit Fund.

To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.

Upon receipt of any and all funds received from prospective purchasers of shares, dealers, investors, or broker-dealers on their behalf, must transmit the same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to alternatives@fmr.com (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and funds are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and funds are received.

Return the completed Subscription Agreement to: alternatives@fmr.com

Appendix A | Supporting Document Requirements

☐ Please provide the following supporting documentation based on your account type.

Individual	☐ If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	☐ For each non-U.S. Person account holder, Form W- 8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	☐ None
Trust	☐ Certificate of Trust or Declaration of Trust ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Corporation (including C Corp., S Corp., LLC)	☐ Formation documents ☐ Articles of incorporations ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Partnership	☐ Formation documents ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

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Appendix B | Privacy Notice

PRIVACY NOTICE

Rev. 06/2023

FACTS	What do Fidelity Investments and the Fidelity Funds do with your personal information?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪
Social Security number and employment information
▪
assets and income
▪
account balances and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Fidelity Investments and the Fidelity Funds (hereinafter referred to as “Fidelity”) choose to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES FIDELITY SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

Fidelity Private Credit Fund | Subscription Agreement	15

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?

Call 800.343.3548. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.

WHO WE ARE
Who is providing this notice?	Companies owned by Fidelity Investments and using the Fidelity name to provide financial services to customers, and the Fidelity Funds. A list of companies is located at the end of this notice.
WHAT WE DO
How does Fidelity protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Fidelity collect my personal information?

We collect your personal information, for example, when you

•
open an account or direct us to buy/sell your securities
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provide account information or give us your contact information
•
tell us about your investment portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•
sharing for affiliates’ everyday business purposes — information about your creditworthiness
•
affiliates from using certain information to market to you
•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•
Fidelity Investments affiliates include companies with the Fidelity name (excluding the Fidelity Funds), as listed below, and other financial companies such as National Financial Services LLC, Strategic Advisers LLC, and FIAM LLC.

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Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Fidelity does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Fidelity doesn’t jointly market.
OTHER IMPORTANT INFORMATION

If you transact business through Fidelity Investments life insurance companies, we may validate and obtain information about you from an insurance support organization. The insurance support organization may further share your information with other insurers, as permitted by law. We may share medical information about you to learn if you qualify for coverage, to process claims, to prevent fraud, or otherwise at your direction, as permitted by law. You are entitled to receive, upon written request, a record of any disclosures of your medical record information. Please refer to your statements and other correspondence for mailing addresses.

If you establish an account in connection with your employer, your employer may request and receive certain information relevant to the administration of employee accounts.

If you interact with Fidelity Investments directly as an individual investor (including joint account holders), we may exchange certain information about you with Fidelity Investments financial services affiliates, such as our brokerage and insurance companies, for their use in marketing products and services, as allowable by law. Information collected from investment professionals’ customers is not shared with Fidelity Investments affiliates for marketing purposes, except with your consent and as allowed by law.

The Fidelity Funds have entered into a number of arrangements with Fidelity Investments companies to provide for investment management, distribution, and servicing of the Funds. The Fidelity Funds do not share personal information about you with other entities for any reason, except for everyday business purposes in order to service your account.

For additional information, please visit Fidelity.com/privacy.

WHO IS PROVIDING THIS NOTICE?

Empire Fidelity Investments Life Insurance Company®; FIAM LLC; Fidelity Brokerage Services LLC; Fidelity Distributors Company LLC; Fidelity Diversifying Solutions LLC; Fidelity Funds, which include funds advised by Strategic Advisers LLC and Fidelity Diversifying Solutions LLC; Fidelity Health Insurance Services, LLC; Fidelity Institutional Wealth Adviser LLC; Fidelity Insurance Agency, Inc.; Fidelity Investments Institutional Operations Company LLC; Fidelity Investments Life Insurance Company; Fidelity Management Trust Company; Fidelity Personal and Workplace Advisors LLC; Fidelity Personal Trust Company, FSB; Fidelity Wealth Technologies LLC; National Financial Services LLC and Strategic Advisers LLC.

Effective June 2023.	1.752018.126
© 2023–2024 FMR LLC. All rights reserved	PRIV-INS-0623
524812.58.0

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